HSBC FUNDS
HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund
HSBC Total Return Fund
(the “Funds”)

Supplement dated November 3, 2015
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 27, 2015, each as supplemented to date

Effective November 3, 2015, Guillermo Ossés will no longer serve as a portfolio manager to the Funds. The Funds will continue to be managed by existing portfolio managers of the Adviser’s Emerging Markets Debt Team. In addition, effective November 3, 2015, Nishant Upadhyay will manage the Funds as a member of the Adviser’s Emerging Markets Debt Team. Accordingly, effective November 3, 2015, the following changes are made:

The “Portfolio Managers” section in the HSBC Emerging Markets Debt Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Portfolio Manager, Lisa Chua, CFA, Senior Vice President, Portfolio Manager, and Vinayak Potti, Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015, Ms. Chua has managed the Fund since February 28, 2012, and Mr. Potti has managed the Fund since September 11, 2014.

The “Portfolio Managers” section in the HSBC Emerging Markets Local Debt Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Portfolio Manager, Lisa Chua, CFA, Senior Vice President, Portfolio Manager, and Abdelak Adjriou, Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015, Ms. Chua has managed the Fund since February 28, 2012, and Mr. Adjriou has managed the Fund since September 11, 2014.

The “Portfolio Managers” section in the HSBC Total Return Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Portfolio Manager and Lisa Chua, CFA, Senior Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015, and Ms. Chua has managed the Fund since its commencement on March 30, 2012.

The following is added to the “Fund Management—Portfolio Managers” section of the Prospectus:

Nishant Upadhyay, Senior Vice President, Portfolio Manager, is a portfolio manager on the Global Emerging Markets Debt team and is responsible for managing hard currency sovereign portfolios as well as hard and local currency benchmark portfolios. He joined the team in September 2015 from PIMCO where he was an emerging markets and global credit portfolio manager for nine years. During his time at PIMCO, Mr. Upadhyay spent time as an associate to PIMCO’s Global Bond portfolio management team with exposure to rates and currency products before managing emerging markets debt portfolios and diversified income portfolios (hybrids of emerging markets debt and credit). Prior to joining PIMCO, Mr. Upadhyay held positions at Citibank and ABN AMRO Bank. He has been working in the financial industry since 2000. Mr. Upadhyay has a Bachelor of Science from the Hindu College, Delhi University (India) and an MBA from the Indian Institute of Management, Indore, India.

All other references to Mr. Ossés are removed from the Funds’ Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE